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                                                                    EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated February 3, 2000 included in this Form 10-K, into Orbital Sciences Corporation's previously filed Registration Statements on Form S-8 (File Nos. 33-84296, 33-62277, 33-64517, 333-53585, 333-69887, 333-69885 and 333-27999)


                                         ARTHUR ANDERSEN LLP

April 13, 2000
Vienna, Virginia